UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459

Templeton Global Income Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  2/28/14__

Item 1. Reports to Stockholders.

FEBRUARY 28, 2014

SEMIANNUAL REPORT

FIXED INCOME

Templeton Global Income Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Contents
Semiannual Report		Financial Statements	23
Templeton Global Income Fund	1	Notes to Financial Statements	26
Performance Summary	6	Annual Meeting of Shareholders	38
Important Notice to Shareholders	8	Dividend Reimbursement and Cash
		Purchase Plan	39
Financial Highlights and
Statement of Investments	9	Shareholder Information	42

Semiannual Report

Templeton Global Income Fund

Your Fund’s Goals and Main Investments: Templeton Global Income Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of U.S. and foreign issuers, including emerging markets.

Performance data represent past
performance, which does not
guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.

Dear Shareholder:

We are pleased to bring you Templeton Global Income Fund’s semiannual report for the period ended February 28, 2014.

Performance Overview

For the six months under review, Templeton Global Income Fund delivered cumulative total returns of +4.40% based on market price and +5.26% based on net asset value. In comparison, the global government bond market, as measured by the J.P. Morgan (JPM) Global Government Bond Index (GGBI), posted cumulative total returns of +2.70% in local currency terms and +3.48% in U.S. dollar terms for the same period.1, 2 You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Economic and Market Overview

The global economic recovery was mixed during the period under review. The recovery in emerging markets moderated after many economies had previously returned to and exceeded pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 10.

Semiannual Report | 1

What is a currency
forward contract?
A currency forward contract is an
agreement between the Fund and a
counterparty to buy or sell a foreign
currency at a specific exchange rate on
a future date.

countries, have also enjoyed relatively strong recoveries in the aftermath of the global financial crisis, growth in the G-3 (U.S., eurozone and Japan) continued to be slow by the standards of previous recoveries. As fears eased surrounding European sovereign debt, the possibility of another U.S. recession and a potential Chinese “hard landing,” financial market performance was positive. Improving sentiment, relatively strong fundamentals, and continued provision of global liquidity supported assets perceived as risky and equity markets performed well. Policymakers in the largest developed economies adjusted their unprecedented efforts to supply liquidity. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment.

Global financial market volatility was elevated at the beginning of the period as the U.S. federal government partially shut down and the U.S. Treasury approached its debt ceiling. As the government shutdown ended and the debt ceiling was raised, market volatility quickly subsided. Near period-end, investors became concerned with geopolitical issues surrounding rising tensions between Russia and Ukraine.

Fears of reductions in stimulative government policies contributed to periods of risk aversion, when credit spreads widened and assets perceived as risky sold off alternating with periods of heightened risk appetite, when spreads narrowed and investors again favored risk assets. Against this backdrop, extensive liquidity creation continued, in particular from the Bank of Japan’s commitment to increase inflation and the European Central Bank’s interest rate cut. Economic data among the largest economies remained inconsistent with continued predictions of a severe global economic slowdown.

During the period, the U.S. Federal Reserve Board (Fed) announced it would begin to reduce the size of its quantitative easing program. Pessimism about this policy contributed to emerging market declines as market participants changed their expectations of global liquidity conditions. When the Fed subsequently announced a further reduction in its bond buying program market reaction was muted.

Investment Strategy

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

2 | Semiannual Report

Manager’s Discussion

Several factors, including interest rate developments, currency movements and exposure to sovereign debt markets affected the Fund’s total return. During the period under review, interest rate strategies, currency positions and sovereign credit exposures each contributed to performance.

Interest Rate Strategy

As part of the Fund’s interest rate strategy we use interest rate swaps to manage duration. During the period under review, we maintained the portfolio’s defensive duration posture as policymakers in the G-3, the U.K. and Switzerland pursued historically accommodative monetary policies. With interest rates in the U.S. and Japan at historically low levels, central banks supplying significant liquidity to the financial sector and fiscal deficits that drove record funding needs, we saw what we viewed as limited value in these government bond markets. Our underweighted duration exposure in the U.S. and lack of duration exposure in Japan detracted from performance relative to the JPM GGBI as yields decreased during the review period. The Fund maintained little duration exposure in emerging markets, except in select countries where rates were already quite high.

Currency Strategy

The Fund’s diversified currency exposure contributed to absolute performance. As part of the Fund’s investment strategy, we used currency forward contracts to limit or add exposure to various currencies. The U.S. dollar was slightly weaker and fell 0.51% during the period against the currencies of major U.S. trading partners.3 Dollar weakness was particularly pronounced against the euro, which appreciated 4.74% against the U.S. dollar during the period.4

Overall, the Fund’s exposure to Asian currencies contributed to performance. Our large net-negative position in the Japanese yen, achieved through the use of currency forward contracts, benefited performance as the yen depreciated 3.87% against the U.S. dollar during the period.4 Currency positions elsewhere in Asia also added to relative and absolute results.

Central bankers in Malaysia, South Korea and Australia kept policy rates constant, while rates were hiked in India and Indonesia during the period. Most of the currencies of these countries appreciated against the U.S. dollar. The Malaysian ringgit appreciated 0.25%, the South Korean won gained 3.99%, the Australian dollar rose 0.47% and the Indian rupee strengthened 6.60% against the U.S. dollar.4 The Indonesian rupiah fell 5.94% against the U.S. dollar during the period.4

The euro appreciated against the U.S. dollar during the period as the European Central Bank maintained its commitment to preserving the

What is duration?
Duration is a measure of a bond’s price
sensitivity to interest rate changes. In
general, a portfolio of securities with a
lower duration can be expected to be
less sensitive to interest rate changes
than a portfolio with a higher duration.

What is an interest rate swap?
An interest rate swap is an agreement
between two parties to exchange interest
rate obligations, generally one based on
an interest rate fixed to maturity and the
other based on an interest rate that
changes in accordance with changes in
a designated benchmark (for example,
LIBOR, prime, commercial paper, or
other benchmarks).

Semiannual Report | 3

Currency Breakdown
2/28/14
% of Total
Net Assets
Americas	78.4%
U.S. Dollar	49.9%
Mexican Peso	9.4%
Brazilian Real	8.2%
Chilean Peso	7.1%
Peruvian Nuevo Sol	3.8%
Asia Pacific	27.2%
South Korean Won	17.7%
Malaysian Ringgit	16.1%
Singapore Dollar	4.5%
Indian Rupee	3.6%
Sri Lankan Rupee	3.1%
Indonesian Rupiah	3.0%
Philippine Peso	1.0%
Japanese Yen*	-21.8%
Europe*	-5.6%
Polish Zloty	13.1%
Swedish Krona	12.5%
Hungarian Forint	1.2%
Euro*	-32.4%

*A negative figure reflects net “short” exposure,
designed to benefit if the value of the associated
currency decreases. Conversely, the Fund’s value
would potentially decline if the value of the associated
currency increases.

European Monetary Union, and the Fund’s underweighted, net-negative exposure to the euro was the largest detractor from relative performance. However, overweighted exposures to some other European currencies contributed to relative performance. The Polish zloty gained 7.19% and the Swedish krona rose 3.63% against the U.S. dollar during the period.4

Exposure to Latin American currencies was largely neutral for Fund performance. Economic growth in much of the region continued to be supported by domestic and external demand. Central banks in Mexico and Chile cut policy rates, while rates were hiked in Brazil. The Brazilian real appreciated 1.76% and the Mexican peso rose 0.81% against the U.S. dollar during the period.4 The Chilean peso fell 8.62% against the U.S. dollar during the period.4

Global Sovereign Debt Strategy

In addition to purchasing global government bonds, the Fund also invested in sovereign credit. As an asset class, such investments may compensate for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Relative to the JPM GGBI, the Fund’s sovereign credit positioning contributed to performance as spreads narrowed slightly between yields on sovereign credits and assets often considered safer, such as U.S. Treasuries.

Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

4 | Semiannual Report

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources consid-
ered reliable, but the investment manager makes no representation or warranty as to their completeness or accu-
racy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2. Source: J.P. Morgan. Copyright 2014. JPMorgan Chase & Co. All rights reserved. J.P. Morgan is the marketing name for JPMorgan Chase & Co., and its subsidiaries and affiliates worldwide. Templeton Global Income Fund (“the Fund”) is not sponsored, endorsed, sold or promoted by J.P. Morgan. The J.P. Morgan Global Government Bond Index (“the Index”)
is created based on stated, established rules. The creation or use of the Index does not constitute a recommendation by J.P. Morgan of the Fund or a trade recommendation by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, with respect to the Fund, or the advisability of investing in securities generally, or in the Fund particularly, or the ability of the Index to track bond market performance. J.P. Morgan has no obligation to take the needs of the prospective purchasers or owners of the Fund into consideration in determining, composing or calculating the Index. J.P. Morgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Fund. The Index IS PROVIDED “AS IS” WITH ANY AND ALL FAULTS. J.P. MORGAN DOES NOT GUARANTEE
THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX AND/OR
ANY DATA INCLUDED THEREIN, OR FROM ANY USE OF THE INDEX. J.P. MORGAN MAKES NO EXPRESS OR IMPLIED
WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A
PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN, OR FROM ANY USE OF
THE INDEX. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE
FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE INDEX
ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A
PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY
AND/OR FROM THE USE OF THE INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE FULLEST EXTENT PERMITTED
BY LAW, IN NO EVENT SHALL J.P. MORGAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR
CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PRINCIPAL AND/OR LOST PROFITS, IN CONNECTION WITH THE INDEX
AND/OR THE FUND EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
3. Source: Federal Reserve H.10 Report.
4. Source: FactSet. 2014 FactSet Research Systems Inc. All Rights Reserved. The information contained herein: (1) is proprietary to FactSet Research Systems Inc. and/or its content providers; (2) may not be copied or distributed; and
(3) is not warranted to be accurate, complete or timely. Neither FactSet Research Systems Inc. nor its content providers are responsible for any damages or losses arising from any use of this information.

Semiannual Report | 5

Performance Summary as of 2/28/14

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Price and Distribution Information

Symbol: GIM			Change	2/28/14	8/31/13
Net Asset Value (NAV)		-$	0.01	$8.37	$8.38
Market Price (NYSE)		-$	0.11	$7.92	$8.03
Distributions (9/1/13–2/28/14)
Dividend Income	$0.4566
Short-Term Capital Gain	$0.0033
Total	$0.4599

Performance[1]

		6-Month		1-Year		5-Year		10-Year
Cumulative Total Return[2]
Based on change in NAV[3]	+	5.26%		-1.71%	+	76.47%	+	152.55%
Based on change in market price[4]	+	4.40%		-9.89%	+	85.10%	+	144.21%
Average Annual Total Return[2]
Based on change in NAV[3]	+	5.26%		-1.71%	+	12.03%	+	9.71%
Based on change in market price[4]	+	4.40%		-9.89%	+	13.10%	+	9.34%
Average Annual Total Return (3/31/14)[5]
Based on change in NAV[3]			+	0.06%	+	11.06%	+	9.82%
Based on change in market price[4]				-7.01%	+	11.55%	+	9.33%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

6 | Semiannual Report

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments of countries where the Fund invests. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s use of foreign currency techniques involves special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the
Fund. Also, as a nondiversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

Semiannual Report | 7

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

8 | Semiannual Report

Templeton Global Income Fund

Financial Highlights

	Six Months Ended
	February 28, 2014		Year Ended August 31,
	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout
the period)
Net asset value, beginning of period	$8.38	$9.08	$10.13	$9.94	$8.84	$8.81
Income from investment operations:
Net investment income[a]	0.17	0.38	0.41	0.54	0.56	0.46
Net realized and unrealized
gains (losses)	0.28	(0.07)	(0.30)	0.61	1.06	0.91
Total from investment operations	0.45	0.31	0.11	1.15	1.62	1.37
Less distributions from:
Net investment income and net
foreign currency gains	(0.46)	(0.72)	(0.82)	(0.93)	(0.52)	(1.34)
Net realized gains	—[b]	(0.29)	(0.34)	(0.03)	—	—
Total distributions	(0.46)	(1.01)	(1.16)	(0.96)	(0.52)	(1.34)
Net asset value, end of period	$8.37	$8.38	$9.08	$10.13	$9.94	$8.84
Market value, end of period[c]	$7.92	$8.03	$9.53	$11.30	$10.55	$9.15

Total return (based on market value
per share)[d]	4.40%	(5.97)%	(4.40)%	17.54%	21.72%	20.48%

Ratios to average net assets[e]
Expenses[f]	0.73%	0.73%	0.75%	0.74%	0.74%	0.74%
Net investment income	4.02%	4.21%	4.55%	5.37%	5.87%	5.52%

Supplemental data
Net assets, end of period (000’s)	$1,122,155	$1,124,611	$1,209,287	$1,338,948	$1,307,675	$1,160,282
Portfolio turnover rate	24.08%	18.16%	38.60%	20.61%	15.42%	57.11%

[a]Based on average daily shares outstanding.
[b]Amount rounds to less than $0.01 per share.
[c]Based on the last sale on the New York Stock Exchange.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.
[f]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 9

Templeton Global Income Fund

Statement of Investments, February 28, 2014 (unaudited)

	Principal Amount*			Value
Foreign Government and Agency Securities 85.7%
Brazil 8.1%
Letra Tesouro Nacional, Strip, 1/01/15	5,380	[a]	BRL	$2,105,733
Nota Do Tesouro Nacional,
10.00%, 1/01/17	54,900[a] BRL			22,303,403
[b]Index Linked, 6.00%, 5/15/15	20,602	[a]	BRL	21,359,781
[b]Index Linked, 6.00%, 8/15/16	10,112	[a]	BRL	10,432,908
[b]Index Linked, 6.00%, 5/15/17	231	[a]	BRL	237,654
[b]Index Linked, 6.00%, 8/15/18	12,055	[a]	BRL	12,322,204
[b]Index Linked, 6.00%, 5/15/45	23,625	[a]	BRL	22,121,187
				90,882,870

Hungary 4.6%
Government of Hungary,
7.75%, 8/24/15	56,780,000		HUF	268,030
5.50%, 2/12/16	238,600,000		HUF	1,098,887
5.50%, 12/22/16	101,230,000		HUF	465,169
4.00%, 4/25/18	91,210,000		HUF	392,426
6.50%, 6/24/19	245,210,000		HUF	1,162,539
7.50%, 11/12/20	15,300,000		HUF	75,831
A, 8.00%, 2/12/15	111,800,000		HUF	519,492
A, 6.75%, 11/24/17	829,080,000		HUF	3,944,972
A, 5.50%, 12/20/18	112,900,000		HUF	513,230
A, 7.00%, 6/24/22	136,200,000		HUF	649,815
B, 6.75%, 2/24/17	236,530,000		HUF	1,121,845
B, 5.50%, 6/24/25	36,550,000		HUF	156,492
D, 6.75%, 8/22/14	581,100,000		HUF	2,632,021
senior note, 6.25%, 1/29/20	3,535,000			3,873,035
senior note, 6.375%, 3/29/21	4,020,000			4,411,950
[c] senior note, Reg S, 3.50%, 7/18/16	905,000		EUR	1,291,019
[c] senior note, Reg S, 4.375%, 7/04/17	4,435,000		EUR	6,414,380
[c] senior note, Reg S, 5.75%, 6/11/18	12,690,000		EUR	19,088,298
[c] senior note, Reg S, 3.875%, 2/24/20	2,700,000		EUR	3,760,093
				51,839,524

Iceland 0.3%
[d] Government of Iceland, 144A, 5.875%, 5/11/22	3,450,000			3,710,924

Indonesia 2.9%
Government of Indonesia,
FR31, 11.00%, 11/15/20	141,798,000,000		IDR	13,925,074
FR34, 12.80%, 6/15/21	64,492,000,000		IDR	6,899,683
FR35, 12.90%, 6/15/22	37,356,000,000		IDR	4,042,297
FR36, 11.50%, 9/15/19	32,651,000,000		IDR	3,232,501
FR43, 10.25%, 7/15/22	4,826,000,000		IDR	457,389
senior bond, FR53, 8.25%, 7/15/21	29,878,000,000		IDR	2,562,352
Indonesia Retail Bond, senior note, 8.50%, 10/15/16	19,302,000,000		IDR	1,689,249
				32,808,545

10 | Semiannual Report

Templeton Global Income Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Ireland 11.2%
Government of Ireland,
5.50%, 10/18/17	16,442,700	EUR	$26,169,558
5.90%, 10/18/19	3,886,000	EUR	6,492,194
4.50%, 4/18/20	3,901,000	EUR	6,102,061
5.00%, 10/18/20	28,162,000	EUR	45,339,200
senior bond, 4.50%, 10/18/18	1,303,000	EUR	2,037,877
senior bond, 4.40%, 6/18/19	1,973,000	EUR	3,079,882
senior bond, 5.40%, 3/13/25	21,783,580	EUR	35,797,644
			125,018,416

Lithuania 2.5%
[d] Government of Lithuania, 144A,
6.75%, 1/15/15	15,000,000		15,746,175
7.375%, 2/11/20	8,825,000		10,751,056
6.125%, 3/09/21	1,160,000		1,342,422
			27,839,653

Malaysia 3.4%
Government of Malaysia,
3.434%, 8/15/14	15,945,000	MYR	4,877,924
3.741%, 2/27/15	23,670,000	MYR	7,275,129
3.835%, 8/12/15	10,995,000	MYR	3,390,125
4.72%, 9/30/15	2,930,000	MYR	916,117
3.197%, 10/15/15	20,005,000	MYR	6,112,028
senior bond, 5.094%, 4/30/14	8,265,000	MYR	2,531,724
senior bond, 4.262%, 9/15/16	23,230,000	MYR	7,261,148
senior note, 3.172%, 7/15/16	20,130,000	MYR	6,135,472
			38,499,667

Mexico 4.8%
Government of Mexico,
7.00%, 6/19/14	864,900[e] MXN		6,591,531
9.50%, 12/18/14	463,500[e] MXN		3,655,400
6.00%, 6/18/15	7,820[e] MXN		60,597
8.00%, 12/17/15	507,000[e] MXN		4,090,707
6.25%, 6/16/16	354,030[e] MXN		2,796,548
7.25%, 12/15/16	3,702,400[e] MXN		30,079,645
[f] Mexican Udibonos, Index Linked,
4.50%, 12/18/14	103,165[g] MXN		801,598
5.00%, 6/16/16	264,209[g] MXN		2,170,313
3.50%, 12/14/17	204,453[g] MXN		1,656,885
4.00%, 6/13/19	118,896[g] MXN		992,933
2.50%, 12/10/20	93,763[g] MXN		719,032
			53,615,189

Semiannual Report | 11

Templeton Global Income Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Peru 3.5%
Government of Peru,
9.91%, 5/05/15	6,500,000	PEN	$2,484,523
senior bond, 7.84%, 8/12/20	93,349,000	PEN	36,833,652
			39,318,175

Philippines 0.0%†
Government of the Philippines, senior bond,
7.00%, 1/27/16	4,250,000	PHP	102,033
9.125%, 9/04/16	2,270,000	PHP	57,502
			159,535

Poland 12.2%
Government of Poland,
5.75%, 4/25/14	197,720,000	PLN	65,919,789
5.50%, 4/25/15	10,200,000	PLN	3,487,327
6.25%, 10/24/15	29,604,000	PLN	10,339,051
5.00%, 4/25/16	32,530,000	PLN	11,213,215
4.75%, 10/25/16	25,350,000	PLN	8,738,663
5.75%, 9/23/22	60,500,000	PLN	22,098,511
[h]FRN, 2.72%, 1/25/17	22,569,000	PLN	7,478,626
[h]FRN, 2.72%, 1/25/21	22,894,000	PLN	7,440,835
			136,716,017

Russia 0.5%
[d] Russia Foreign Bond, senior bond, 144A, 7.50%, 3/31/30	4,885,595		5,673,031

Serbia 0.6%
[d] Government of Serbia, senior note, 144A,
5.25%, 11/21/17	1,930,000		2,016,850
7.25%, 9/28/21	4,140,000		4,635,848
			6,652,698

Singapore 0.0%†
Government of Singapore, senior note, 1.125%, 4/01/16	300,000	SGD	240,573

Slovenia 1.0%
[d] Government of Slovenia, senior note, 144A,
5.50%, 10/26/22	6,460,000		6,807,257
5.85%, 5/10/23	3,710,000		3,999,918
			10,807,175

South Korea 15.6%
Korea Monetary Stabilization Bond,
senior bond, 3.59%, 4/02/14	11,914,340,000	KRW	11,185,460
senior bond, 2.47%, 4/02/15	2,986,000,000	KRW	2,795,640
senior bond, 2.80%, 8/02/15	18,216,010,000	KRW	17,114,140
senior bond, 2.81%, 10/02/15	8,004,000,000	KRW	7,517,960
senior note, 3.28%, 6/02/14	14,125,220,000	KRW	13,273,143
senior note, 2.57%, 6/09/14	3,393,000,000	KRW	3,182,811

12 | Semiannual Report

Templeton Global Income Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
South Korea 15.6% (continued)
Korea Monetary Stabilization Bond, (continued)
senior note, 2.82%, 8/02/14	279,400,000	KRW $	262,355
senior note, 2.78%, 10/02/14	1,114,000,000	KRW	1,046,094
senior note, 2.84%, 12/02/14	1,064,660,000	KRW	1,000,386
senior note, 2.74%, 2/02/15	1,859,780,000	KRW	1,746,347
senior note, 2.76%, 6/02/15	24,544,700,000	KRW	23,052,483
senior note, 2.90%, 12/02/15	41,563,400,000	KRW	39,105,723
senior note, 2.78%, 2/02/16	15,212,670,000	KRW	14,268,386
Korea Treasury Bond,
senior bond, 5.25%, 9/10/15	4,000,000,000	KRW	3,892,703
senior bond, 4.00%, 3/10/16	621,000,000	KRW	596,450
senior note, 3.25%, 12/10/14	3,086,840,000	KRW	2,909,189
senior note, 4.50%, 3/10/15	310,500,000	KRW	296,636
senior note, 3.25%, 6/10/15	1,121,500,000	KRW	1,059,528
senior note, 4.00%, 9/10/15	1,635,500,000	KRW	1,563,373
senior note, 2.75%, 12/10/15	4,768,900,000	KRW	4,474,506
senior note, 2.75%, 6/10/16	14,048,300,000	KRW	13,167,113
senior note, 3.00%, 12/10/16	12,595,000,000	KRW	11,868,444
			175,378,870

Sri Lanka 3.1%
Government of Sri Lanka,
10.60%, 7/01/19	16,000,000	LKR	130,597
11.20%, 7/01/22	55,890,000	LKR	455,572
A, 7.00%, 3/01/14	34,040,000	LKR	260,446
A, 11.25%, 7/15/14	585,500,000	LKR	4,548,242
A, 11.75%, 3/15/15	6,880,000	LKR	55,048
A, 6.50%, 7/15/15	194,620,000	LKR	1,474,771
A, 11.00%, 8/01/15	1,103,400,000	LKR	8,849,445
A, 6.40%, 8/01/16	87,600,000	LKR	652,278
A, 5.80%, 1/15/17	88,200,000	LKR	635,647
A, 7.50%, 8/15/18	20,760,000	LKR	150,915
A, 8.00%, 11/15/18	413,650,000	LKR	3,055,187
A, 9.00%, 5/01/21	702,230,000	LKR	5,155,266
B, 11.75%, 4/01/14	53,610,000	LKR	411,688
B, 6.60%, 6/01/14	53,400,000	LKR	408,204
B, 6.40%, 10/01/16	96,500,000	LKR	711,235
B, 8.50%, 7/15/18	119,270,000	LKR	900,041
C, 8.50%, 4/01/18	359,370,000	LKR	2,727,129
D, 8.50%, 6/01/18	515,850,000	LKR	3,905,245
			34,486,956

[i] Supranational 1.4%
Inter-American Development Bank, senior note, 7.50%, 12/05/24	185,000,000	MXN	15,712,034

Sweden 4.5%
Government of Sweden,
6.75%, 5/05/14	170,910,000	SEK	26,927,775
4.50%, 8/12/15	100,580,000	SEK	16,541,248

		Semiannual Report | 13

Templeton Global Income Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Sweden (continued)
Kommuninvest I Sverige AB, 2.25%, 5/05/14	41,810,000	SEK	$6,537,369
			50,006,392

Ukraine 4.6%
[d] Government of Ukraine,
144A, 9.25%, 7/24/17	49,890,000		46,803,306
senior bond, 144A, 7.80%, 11/28/22	2,240,000		1,993,600
senior note, 144A, 7.95%, 2/23/21	350,000		313,687
senior note, 144A, 7.50%, 4/17/23	3,290,000		2,928,100
			52,038,693

Vietnam 0.9%
[d] Government of Vietnam, 144A, 6.75%, 1/29/20	9,270,000		10,278,112

Total Foreign Government and Agency Securities
(Cost $916,486,222)			961,683,049

Quasi-Sovereign and Corporate Bonds (Cost $2,590,565) 0.2%
South Korea 0.2%
[d] The Export-Import Bank of Korea, senior note, 144A, 1.45%, 5/19/14	17,050,000	SEK	2,662,370

Municipal Bonds (Cost $651,403) 0.1%
United States and U.S. Territories 0.1%
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured,
5.25%, 8/15/47	730,000		774,121

Total Investments before Short Term Investments
(Cost $919,728,190)			965,119,540

Short Term Investments 12.1%
Foreign Government and Agency Securities 5.0%
Hungary 0.0%†
[j] Hungary Treasury Bill, 6/25/14	21,480,000	HUF	94,831

Malaysia 1.0%
[j] Bank of Negara Monetary Notes, 3/04/14 - 2/17/15	36,445,000	MYR	11,016,450
[j] Malaysia Treasury Bill, 5/30/14	2,020,000	MYR	612,166
			11,628,616

Philippines 1.0%
[j] Philippine Treasury Bills, 3/05/14 - 10/08/14	498,635,000	PHP	11,103,882

Singapore 2.2%
[j] Monetary Authority of Singapore Treasury Bills,
4/11/14	26,170,000	SGD	20,640,132
4/04/14 - 4/25/14	4,770,000	SGD	3,762,172
[j] Singapore Treasury Bill, 4/04/14	310,000	SGD	244,507
			24,646,811

14 | Semiannual Report

Templeton Global Income Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

	Principal Amount*		Value
Short Term Investments (continued)
South Korea 0.8%
[j] Korea Monetary Stabilization Bond, senior bond,
2.55%, 5/09/14	5,866,600,000	KRW	$5,503,083
2.72%, 9/09/14	3,353,000,000	KRW	3,147,346
			8,650,429

Total Foreign Government and Agency Securities
(Cost $56,686,320)			56,124,569
Total Investments before Money Market Funds
(Cost $976,414,510)			1,021,244,109

	Shares
Money Market Funds (Cost $79,985,923) 7.1%
United States 7.1%
[k,l] Institutional Fiduciary Trust Money Market Portfolio	79,985,923		79,985,923
Total Investments (Cost $1,056,400,433) 98.1%			1,101,230,032
Other Assets, less Liabilities 1.9%			20,925,446

Net Assets 100.0%			$1,122,155,478

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aPrincipal amount is stated in 1,000 Brazilian Real Units.
bRedemption price at maturity is adjusted for inflation. See Note 1(e).
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At February 28, 2014, the aggregate value of these securities was
$30,553,790, representing 2.72% of net assets.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At February 28,
2014, the aggregate value of these securities was $119,662,656, representing 10.66% of net assets.
ePrincipal amount is stated in 100 Mexican Peso Units.
fPrincipal amount of security is adjusted for inflation. See Note 1(e).
gPrincipal amount is stated in 100 Unidad de Inversion Units.
hThe coupon rate shown represents the rate at period end.
iA supranational organization is an entity formed by two or more central governments through international treaties.
jThe security is traded on a discount basis with no stated coupon rate.
kNon-income producing.
lSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Semiannual Report | 15

Templeton Global Income Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

At February 28, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

		Forward Exchange Contracts

							Settlement	Unrealized	Unrealized
		Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Date	Appreciation	Depreciation
		Chilean Peso	DBAB	Buy	1,082,945,000	2,187,989	3/03/14	$—	$(250,179)
		Chilean Peso	DBAB	Sell	1,082,945,000	1,928,664	3/03/14	—	(9,146)
		Euro	DBAB	Buy	14,039,070	19,234,930	3/03/14	138,943	—
		Euro	DBAB	Sell	14,039,070	18,471,906	3/03/14	—	(901,966)
		Indian Rupee	HSBK	Buy	139,262,000	2,150,100	3/03/14	103,731	—
		Indian Rupee	HSBK	Sell	139,262,000	2,248,410	3/03/14	—	(5,422)
		Japanese Yen	JPHQ	Buy	197,000,000	1,929,292	3/03/14	5,906	—
		Japanese Yen	JPHQ	Sell	197,000,000	2,166,359	3/03/14	231,161	—
		Japanese Yen	HSBK	Buy	196,900,000	1,924,223	3/04/14	10,003	—
		Japanese Yen	HSBK	Sell	196,900,000	2,162,548	3/04/14	228,322	—
		Japanese Yen	UBSW	Buy	219,700,000	2,152,128	3/04/14	6,071	—
		Japanese Yen	UBSW	Sell	219,700,000	2,389,862	3/04/14	231,662	—
		Chilean Peso	BZWS	Buy	1,898,900,000	3,834,225	3/05/14	—	(437,165)
		Chilean Peso	BZWS	Sell	1,898,900,000	3,393,923	3/05/14	—	(3,137)
		Chilean Peso	DBAB	Buy	1,082,945,000	2,182,037	3/05/14	—	(244,690)
		Chilean Peso	DBAB	Sell	1,082,945,000	1,940,762	3/05/14	3,414	—
		Chilean Peso	DBAB	Buy	1,173,870,000	2,363,100	3/06/14	—	(263,342)
		Chilean Peso	DBAB	Buy	1,166,790,000	2,355,962	3/07/14	—	(269,116)
		Euro	DBAB	Sell	10,610,000	13,887,429	3/07/14	—	(754,294)
		Japanese Yen	BZWS	Sell	192,016,500	1,936,765	3/07/14	50,481	—
		Chilean Peso	MSCO	Buy	521,800,000	1,054,141	3/10/14	—	(121,217)
		Euro	BZWS	Sell	1,348,368	1,756,573	3/10/14	—	(104,161)
		Euro	CITI	Sell	4,817,000	6,293,170	3/10/14	—	(354,240)
		Euro	HSBK	Sell	1,285,000	1,676,925	3/10/14	—	(96,362)
		Euro	MSCO	Sell	3,640,000	4,756,570	3/10/14	—	(266,592)
		Mexican Peso	HSBK	Buy	82,460,700	6,276,981	3/10/14	—	(64,301)
		Chilean Peso	DBAB	Buy	1,135,180,000	2,295,148	3/13/14	—	(266,289)
		Euro	JPHQ	Sell	296,000	390,152	3/13/14	—	(18,324)
		Singapore Dollar	DBAB	Buy	9,461,270	7,592,096	3/14/14	—	(128,128)
		Chilean Peso	DBAB	Buy	2,298,030,000	4,658,484	3/18/14	—	(553,759)
		Indian Rupee	JPHQ	Buy	159,192,000	2,511,216	3/18/14	57,060	—
		Singapore Dollar	CITI	Buy	21,787,381	17,417,364	3/18/14	—	(229,335)
		Japanese Yen	CITI	Sell	220,552,000	2,310,050	3/19/14	143,306	—
		Japanese Yen	MSCO	Sell	311,200,000	3,253,018	3/19/14	195,732	—
		Chilean Peso	JPHQ	Buy	670,400,000	1,355,713	3/21/14	—	(158,677)
		Japanese Yen	BZWS	Sell	125,158,380	1,319,540	3/25/14	89,921	—
		Indian Rupee	DBAB	Buy	108,491,000	1,705,565	3/26/14	41,810	—
		Indian Rupee	DBAB	Buy	208,232,400	3,329,980	3/28/14	22,443	—
		Chilean Peso	DBAB	Buy	1,176,260,000	2,382,058	4/04/14	—	(284,964)
		Indian Rupee	HSBK	Buy	173,786,000	2,743,701	4/07/14	48,658	—
		Euro	HSBK	Sell	7,909,000	10,336,035	4/10/14	—	(578,142)
		Euro	UBSW	Sell	3,955,000	5,178,084	4/11/14	—	(279,695)
		Euro	JPHQ	Sell	3,144,000	4,120,819	4/14/14	—	(217,805)
		Indian Rupee	DBAB	Buy	110,524,000	1,752,513	4/15/14	20,622	—
		Euro	HSBK	Sell	4,695,000	6,145,426	4/16/14	—	(333,530)
		Indian Rupee	DBAB	Buy	237,003,000	3,779,138	4/17/14	21,630	—

16	|	Semiannual Report

Templeton Global Income Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Date	Appreciation	Depreciation
Malaysian Ringgit	JPHQ	Buy	19,607,841	6,355,864		4/21/14	$—	$(390,837)
Indian Rupee	JPHQ	Buy	33,196,000	529,277		4/22/14	2,567	—
Japanese Yen	CITI	Sell	146,000,000	1,492,003		4/22/14	57,396	—
Euro	DBAB	Sell	6,027,000	7,899,589		4/23/14	—	(417,488)
Mexican Peso	CITI	Buy	21,365,740	1,694,147		4/23/14	—	(89,927)
Euro	BZWS	Sell	2,458,466	3,211,248		4/25/14	—	(181,360)
Indian Rupee	HSBK	Buy	397,766,000	6,216,599		4/29/14	147,555	—
Euro	BZWS	Sell	4,026,945	5,251,942		4/30/14	—	(305,123)
Euro	DBAB	Sell	6,683,000	8,872,484		4/30/14	—	(349,858)
Indian Rupee	DBAB	Buy	153,987,100	2,458,228		4/30/14	5,036	—
Swedish Krona	BZWS	Buy	29,978,900	3,468,656	EUR	4/30/14	—	(115,509)
Euro	BZWS	Sell	4,107,651	5,444,445		5/05/14	—	(224,003)
Chilean Peso	MSCO	Buy	730,900,000	1,482,556		5/12/14	—	(184,211)
Indian Rupee	HSBK	Buy	29,570,000	466,676		5/12/14	5,216	—
Japanese Yen	CITI	Sell	152,233,000	1,543,053		5/12/14	47,044	—
Euro	GSCO	Sell	2,248,000	3,006,250		5/13/14	—	(95,939)
Indian Rupee	HSBK	Buy	74,630,000	1,173,262		5/13/14	17,483	—
Japanese Yen	GSCO	Sell	203,561,000	2,055,819		5/13/14	55,394	—
Japanese Yen	UBSW	Sell	152,158,000	1,536,406		5/13/14	41,127	—
Japanese Yen	CITI	Sell	152,157,000	1,512,405		5/14/14	17,128	—
Indian Rupee	DBAB	Buy	68,380,000	1,080,816		5/21/14	8,479	—
Chilean Peso	MSCO	Buy	2,278,980,000	4,532,578		5/22/14	—	(488,683)
Indian Rupee	DBAB	Buy	108,491,000	1,715,856		5/27/14	10,357	—
Mexican Peso	JPHQ	Buy	39,025,000	3,037,674		5/28/14	—	(114,946)
Euro	GSCO	Sell	454,000	585,365		5/30/14	—	(41,149)
Indian Rupee	DBAB	Buy	153,987,100	2,442,941		5/30/14	5,659	—
Indian Rupee	HSBK	Buy	54,730,000	868,641		5/30/14	1,639	—
Indian Rupee	JPHQ	Buy	220,000,000	3,493,367		5/30/14	4,926	—
Indian Rupee	DBAB	Buy	71,050,000	1,128,172		6/03/14	625	—
Indian Rupee	HSBK	Buy	139,262,000	2,202,049		6/03/14	10,457	—
Chilean Peso	BZWS	Buy	1,898,900,000	3,365,054		6/05/14	—	(197)
Euro	DBAB	Sell	3,495,500	4,589,854		6/09/14	—	(233,919)
Japanese Yen	CITI	Sell	153,700,000	1,549,864		6/09/14	39,203	—
Japanese Yen	HSBK	Sell	230,100,000	2,324,008		6/09/14	62,440	—
Japanese Yen	JPHQ	Sell	154,300,000	1,549,741		6/09/14	33,184	—
Japanese Yen	BZWS	Sell	474,230,000	4,873,084		6/10/14	212,022	—
Japanese Yen	HSBK	Sell	505,050,000	5,221,126		6/10/14	257,144	—
Japanese Yen	JPHQ	Sell	342,500,000	3,480,817		6/10/14	114,489	—
Japanese Yen	DBAB	Sell	167,200,000	1,739,927		6/11/14	96,558	—
Japanese Yen	JPHQ	Sell	467,930,000	4,873,073		6/11/14	273,902	—
Polish Zloty	CITI	Buy	5,203,000	1,186,464	EUR	6/11/14	78,058	—
Polish Zloty	DBAB	Buy	26,670,000	6,125,824	EUR	6/12/14	338,663	—
Euro	DBAB	Sell	3,756,000	4,987,029		6/13/14	—	(196,244)
Swedish Krona	DBAB	Buy	93,370,021	10,328,542	EUR	6/13/14	285,416	—
Swedish Krona	DBAB	Sell	93,370,021	10,379,637	EUR	6/13/14	—	(214,906)
Japanese Yen	CITI	Sell	230,997,000	2,431,547		6/16/14	161,059	—
Japanese Yen	JPHQ	Sell	197,300,000	2,088,162		6/17/14	148,872	—
Japanese Yen	DBAB	Sell	187,160,000	1,821,579		6/20/14	—	(18,079)

							Semiannual Report | 17

Templeton Global Income Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Date	Appreciation	Depreciation
Malaysian Ringgit	HSBK	Buy	12,077,292	3,705,486		6/24/14	$—	$(42,272)
Malaysian Ringgit	HSBK	Buy	4,516,266	1,387,955		6/30/14	—	(18,578)
Swedish Krona	UBSW	Buy	87,325,000	9,856,874	EUR	6/30/14	—	(8,538)
Swedish Krona	BZWS	Buy	150,288,486	17,095,721	EUR	7/03/14	—	(197,663)
Euro	BZWS	Sell	894,000	1,168,816		7/16/14	—	(64,927)
Euro	MSCO	Sell	1,228,000	1,602,061		7/16/14	—	(92,610)
Euro	UBSW	Sell	2,276,000	2,972,263		7/16/14	—	(168,675)
Swedish Krona	UBSW	Buy	45,098,000	5,120,234	EUR	7/16/14	—	(47,223)
Euro	BZWS	Sell	1,403,000	1,845,296		7/18/14	—	(90,882)
Malaysian Ringgit	DBAB	Buy	9,759,000	2,304,368	EUR	7/18/14	—	(224,112)
Euro	DBAB	Sell	772,000	1,012,725		7/22/14	—	(52,658)
Euro	MSCO	Sell	905,000	1,185,496		7/22/14	—	(63,432)
Malaysian Ringgit	DBAB	Buy	75,842,000	23,351,807		7/22/14	—	(384,695)
Malaysian Ringgit	DBAB	Buy	11,019,000	2,581,469	EUR	7/22/14	—	(225,639)
Euro	DBAB	Sell	701,000	921,128		7/23/14	—	(46,274)
Japanese Yen	CITI	Sell	178,564,000	1,794,860		7/24/14	39,304	—
Japanese Yen	JPHQ	Sell	275,000,000	2,760,213		7/24/14	56,544	—
Euro	DBAB	Sell	1,802,000	2,383,386		7/25/14	—	(103,433)
Euro	GSCO	Sell	1,800,000	2,382,948		7/25/14	—	(101,111)
Japanese Yen	JPHQ	Sell	95,800,000	966,456		7/25/14	24,590	—
Malaysian Ringgit	DBAB	Buy	117,760,000	36,563,480		7/25/14	—	(908,524)
Malaysian Ringgit	DBAB	Buy	14,167,000	3,325,743	EUR	7/25/14	—	(300,200)
Chilean Peso	DBAB	Buy	1,739,030,000	3,138,477		7/28/14	—	(71,026)
Euro	CITI	Sell	960,795	1,272,405		7/28/14	—	(53,526)
Swedish Krona	DBAB	Buy	45,098,000	5,187,196	EUR	7/29/14	—	(141,043)
Chilean Peso	DBAB	Buy	561,810,000	1,000,196		7/30/14	—	(9,398)
Chilean Peso	JPHQ	Buy	596,880,000	1,069,294		7/30/14	—	(16,648)
Malaysian Ringgit	JPHQ	Buy	48,000,000	14,727,992		7/30/14	—	(198,877)
Malaysian Ringgit	JPHQ	Buy	14,167,000	3,286,854	EUR	7/30/14	—	(247,773)
Swedish Krona	DBAB	Buy	89,650,000	10,144,501	EUR	7/30/14	—	(50,006)
Chilean Peso	MSCO	Buy	1,235,940,000	2,322,977		7/31/14	—	(143,485)
Euro	JPHQ	Sell	6,683,000	8,884,480		7/31/14	—	(338,312)
Malaysian Ringgit	HSBK	Buy	1,687,000	514,439		7/31/14	—	(3,830)
Malaysian Ringgit	JPHQ	Buy	8,765,000	2,596,575		7/31/14	56,350	—
Chilean Peso	DBAB	Buy	1,123,610,000	2,014,071		8/01/14	—	(32,836)
Euro	GSCO	Sell	6,683,000	8,871,749		8/01/14	—	(351,048)
Euro	HSBK	Sell	6,684,000	8,859,174		8/04/14	—	(365,020)
Euro	BZWS	Sell	4,094,000	5,429,627		8/05/14	—	(220,265)
Euro	JPHQ	Sell	893,000	1,181,174		8/06/14	—	(51,204)
Malaysian Ringgit	HSBK	Buy	170,000	50,340		8/06/14	1,097	—
Malaysian Ringgit	HSBK	Buy	170,000	50,693		8/07/14	740	—
Euro	CITI	Sell	660,514	879,342		8/08/14	—	(32,196)
Euro	CITI	Sell	191,388	255,022		8/11/14	—	(9,103)
Euro	DBAB	Sell	1,775,000	2,366,696		8/11/14	—	(82,887)
Euro	JPHQ	Sell	2,248,000	2,993,482		8/11/14	—	(108,863)
Chilean Peso	DBAB	Buy	727,600,000	1,289,042		8/12/14	—	(7,301)
Euro	GSCO	Sell	1,183,000	1,583,848		8/12/14	—	(48,749)

18 | Semiannual Report

Templeton Global Income Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Date	Appreciation	Depreciation
Malaysian Ringgit	HSBK	Buy	3,400,000	1,032,901		8/12/14	$—	$(4,520)
South Korean Won	HSBK	Buy	8,324,000,000	707,726,839	JPY	8/12/14	785,246	—
Chilean Peso	DBAB	Buy	1,653,630,000	2,936,654		8/18/14	—	(25,124)
South Korean Won	JPHQ	Buy	980,000,000	865,877		8/18/14	45,606	—
Japanese Yen	DBAB	Sell	687,444,000	7,003,515		8/19/14	243,742	—
Chilean Peso	JPHQ	Buy	664,600,000	1,191,787		8/20/14	—	(21,834)
Chilean Peso	MSCO	Buy	617,690,000	1,160,701		8/20/14	—	(73,327)
Japanese Yen	HSBK	Sell	1,286,140,000	13,259,175		8/20/14	612,224	—
Japanese Yen	JPHQ	Sell	926,943,000	9,535,219		8/20/14	420,346	—
Mexican Peso	HSBK	Buy	21,920,000	1,633,566		8/21/14	—	(2,500)
Japanese Yen	BZWS	Sell	307,053,000	3,166,801		8/22/14	147,429	—
Euro	BZWS	Sell	1,464,790	1,963,683		8/25/14	—	(57,813)
Japanese Yen	CITI	Sell	613,483,000	6,315,354		8/25/14	282,618	—
Japanese Yen	DBAB	Sell	303,441,000	3,122,271		8/25/14	138,358	—
Japanese Yen	HSBK	Sell	608,984,000	6,252,980		8/25/14	264,485	—
Japanese Yen	BZWS	Sell	860,890,000	8,757,782		8/26/14	292,093	—
Japanese Yen	JPHQ	Sell	612,179,000	6,227,565		8/26/14	207,613	—
Swedish Krona	DBAB	Buy	28,384,373	3,229,975	EUR	8/26/14	—	(42,644)
Swedish Krona	UBSW	Buy	91,000,000	10,365,645	EUR	8/26/14	—	(151,042)
Chilean Peso	DBAB	Buy	1,106,070,000	1,962,509		8/27/14	—	(16,573)
Euro	JPHQ	Sell	3,821,732	5,110,535		8/27/14	—	(163,685)
Japanese Yen	DBAB	Sell	509,728,000	5,164,417		8/27/14	151,899	—
Japanese Yen	HSBK	Sell	980,688,000	9,937,358		8/27/14	293,554	—
Japanese Yen	JPHQ	Sell	450,908,000	4,574,843		8/27/14	140,744	—
Chilean Peso	JPHQ	Buy	364,500,000	646,162		8/28/14	—	(4,929)
Euro	DBAB	Sell	577,980	771,834		8/29/14	—	(25,814)
Japanese Yen	JPHQ	Sell	304,127,000	3,130,022		8/29/14	139,275	—
Euro	DBAB	Sell	947,000	1,254,112		9/03/14	—	(52,815)
Chilean Peso	DBAB	Buy	1,082,945,000	1,908,273		9/05/14	—	(4,110)
Euro	DBAB	Sell	3,495,500	4,612,976		9/05/14	—	(211,074)
Euro	BZWS	Sell	370,478	494,959		9/19/14	—	(16,337)
Euro	BZWS	Sell	899,632	1,217,886		9/24/14	—	(23,701)
Chilean Peso	DBAB	Buy	1,107,150,000	2,114,900		9/30/14	—	(171,262)
Japanese Yen	JPHQ	Sell	130,931,000	1,327,867		9/30/14	39,968	—
Chilean Peso	CITI	Buy	219,208,545	421,312		10/20/14	—	(36,971)
Euro	HSBK	Sell	11,729,000	15,928,334		10/20/14	—	(259,409)
Malaysian Ringgit	JPHQ	Buy	6,080,000	1,879,385		10/20/14	—	(47,486)
Mexican Peso	DBAB	Buy	67,596,340	5,154,124		10/21/14	—	(149,214)
Japanese Yen	BZWS	Sell	146,100,000	1,498,154		10/22/14	60,785	—
Malaysian Ringgit	HSBK	Buy	10,989,000	3,426,353		10/22/14	—	(115,744)
Mexican Peso	DBAB	Buy	62,150,960	4,722,717		10/22/14	—	(121,366)
Mexican Peso	CITI	Buy	21,771,590	1,641,157		10/23/14	—	(29,428)
Malaysian Ringgit	DBAB	Buy	8,263,000	2,565,751		10/24/14	—	(76,669)
Malaysian Ringgit	HSBK	Buy	5,510,477	1,701,815		10/24/14	—	(41,882)
Chilean Peso	BZWS	Buy	47,431,000	90,742		10/27/14	—	(7,618)
Euro	BZWS	Sell	322,441	443,943		10/27/14	—	(1,076)
Chilean Peso	DBAB	Buy	94,814,000	180,529		10/29/14	—	(14,386)

Semiannual Report | 19

Templeton Global Income Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

Forward Exchange Contracts (continued)

					Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Date	Appreciation	Depreciation
Euro	DBAB	Sell	1,646,550	2,273,902	10/31/14	$1,392	$—
Malaysian Ringgit	JPHQ	Buy	5,507,000	1,722,014	10/31/14	—	(63,773)
Euro	DBAB	Sell	111,459	153,373	11/03/14	—	(459)
Euro	BZWS	Sell	783,291	1,059,323	11/05/14	—	(21,754)
Japanese Yen	CITI	Sell	104,080,747	1,058,699	11/10/14	34,566	—
Euro	JPHQ	Sell	517,652	690,258	11/12/14	—	(24,197)
Japanese Yen	HSBK	Sell	286,780,000	2,908,519	11/12/14	86,615	—
Japanese Yen	JPHQ	Sell	102,242,000	1,033,896	11/13/14	27,831	—
Japanese Yen	MSCO	Sell	245,000,000	2,465,682	11/14/14	54,851	—
Euro	DBAB	Sell	398,651	535,875	11/17/14	—	(14,340)
Japanese Yen	CITI	Sell	183,499,000	1,853,151	11/17/14	47,453	—
Japanese Yen	SCNY	Sell	103,657,300	1,045,797	11/17/14	25,771	—
Euro	DBAB	Sell	817,802	1,101,498	11/19/14	—	(27,229)
Japanese Yen	CITI	Sell	733,240,000	7,339,887	11/19/14	124,416	—
Japanese Yen	DBAB	Sell	592,373,000	5,926,100	11/19/14	96,836	—
Malaysian Ringgit	DBAB	Buy	5,266,040	1,615,994	11/19/14	—	(31,981)
Euro	JPHQ	Sell	5,056,324	6,844,301	11/20/14	—	(134,422)
Japanese Yen	CITI	Sell	823,639,000	8,264,489	11/20/14	159,377	—
Japanese Yen	HSBK	Sell	154,574,000	1,550,220	11/20/14	29,117	—
Japanese Yen	JPHQ	Sell	532,106,000	5,335,446	11/20/14	99,197	—
Malaysian Ringgit	HSBK	Buy	3,175,000	975,123	11/20/14	—	(20,143)
Chilean Peso	DBAB	Buy	1,650,520,000	2,900,228	11/28/14	—	(13,833)
Euro	DBAB	Sell	820,797	1,112,180	11/28/14	—	(20,694)
Chilean Peso	DBAB	Buy	497,300,000	872,303	12/01/14	—	(2,905)
Euro	HSBK	Sell	3,548,865	4,844,200	12/09/14	—	(54,076)
Euro	SCNY	Sell	1,325,806	1,811,223	12/09/14	—	(18,704)
Malaysian Ringgit	JPHQ	Buy	16,656,368	5,059,343	12/17/14	—	(56,108)
Japanese Yen	DBAB	Sell	186,830,000	1,821,514	12/22/14	—	(17,618)
Japanese Yen	HSBK	Sell	187,120,000	1,821,545	12/22/14	—	(20,442)
Japanese Yen	BZWS	Sell	132,990,000	1,282,511	12/26/14	—	(26,683)
Japanese Yen	CITI	Sell	207,460,000	2,000,667	12/26/14	—	(41,632)
Japanese Yen	GSCO	Sell	69,178,000	667,027	1/08/15	—	(14,078)
Malaysian Ringgit	DBAB	Buy	6,824,400	2,033,916	1/08/15	13,829	—
Malaysian Ringgit	JPHQ	Buy	3,602,500	1,075,116	1/08/15	5,858	—
Malaysian Ringgit	JPHQ	Buy	1,937,000	578,485	1/09/15	2,708	—
Chilean Peso	MSCO	Buy	1,432,600,000	2,597,407	1/12/15	—	(103,706)
Malaysian Ringgit	JPHQ	Buy	581,000	173,692	1/12/15	611	—
Euro	SCNY	Sell	15,057,111	20,462,764	1/13/15	—	(320,857)
Japanese Yen	CITI	Sell	94,950,000	907,831	1/13/15	—	(27,068)
Euro	CITI	Sell	2,459,575	3,358,304	1/14/15	—	(36,701)
Euro	JPHQ	Sell	3,792,783	5,184,734	1/14/15	—	(50,526)
Japanese Yen	BZWS	Sell	237,550,000	2,290,656	1/15/15	—	(48,362)
Japanese Yen	HSBK	Sell	372,780,000	3,584,423	1/15/15	—	(86,128)
Japanese Yen	JPHQ	Sell	154,420,000	1,488,895	1/15/15	—	(31,590)
Japanese Yen	DBAB	Sell	95,240,000	921,377	1/16/15	—	(16,407)
Japanese Yen	SCNY	Sell	219,020,000	2,119,771	1/16/15	—	(36,817)

20 | Semiannual Report

Templeton Global Income Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

Forward Exchange Contracts (continued)

					Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Date	Appreciation	Depreciation
Malaysian Ringgit	JPHQ	Buy	1,392,000	419,416	1/16/15	$—	$(1,890)
Euro	BZWS	Sell	1,052,000	1,433,876	1/21/15	—	(18,240)
Euro	JPHQ	Sell	2,459,575	3,342,255	1/22/15	—	(52,796)
Chilean Peso	DBAB	Buy	1,968,980,000	3,557,326	1/23/15	—	(133,832)
Chilean Peso	DBAB	Buy	2,792,880,000	4,947,091	1/26/15	—	(92,566)
Euro	BZWS	Sell	4,351,556	5,954,604	1/27/15	—	(52,075)
Japanese Yen	DBAB	Sell	631,276,974	6,182,928	1/28/15	—	(33,765)
Japanese Yen	HSBK	Sell	817,266,455	7,986,109	1/28/15	—	(62,173)
Euro	DBAB	Sell	338,000	461,286	1/30/15	—	(5,276)
Chilean Peso	DBAB	Buy	1,048,520,000	1,849,894	2/04/15	—	(29,063)
Malaysian Ringgit	JPHQ	Buy	6,651,000	1,965,484	2/04/15	27,648	—
Chilean Peso	BZWS	Buy	726,200,000	1,249,269	2/10/15	11,054	—
Euro	BZWS	Sell	6,294,000	8,562,672	2/10/15	—	(125,469)
Euro	CITI	Sell	8,393,000	11,413,389	2/10/15	—	(172,180)
Euro	HSBK	Sell	7,662,000	10,421,163	2/10/15	—	(155,345)
Japanese Yen	CITI	Sell	152,232,000	1,499,409	2/10/15	48	—
South Korean Won	HSBK	Buy	6,054,254,000	5,542,159	2/10/15	54,779	—
Euro	BZWS	Sell	17,259,000	23,467,062	2/11/15	—	(357,038)
Chilean Peso	MSCO	Buy	1,630,490,000	2,832,679	2/12/15	—	(3,538)
Japanese Yen	GSCO	Sell	110,363,000	1,080,909	2/12/15	—	(6,100)
Euro	SCNY	Sell	6,873,000	9,403,776	2/13/15	—	(83,656)
Chilean Peso	CITI	Buy	2,019,520,000	3,532,482	2/17/15	—	(30,112)
Chilean Peso	DBAB	Buy	606,970,000	1,056,335	2/17/15	—	(3,692)
Japanese Yen	GSCO	Sell	85,279,140	839,651	2/18/15	—	(352)
Japanese Yen	JPHQ	Sell	100,450,000	989,236	2/18/15	—	(200)
Euro	JPHQ	Sell	12,428,000	17,043,946	2/19/15	—	(111,737)
Malaysian Ringgit	HSBK	Buy	6,108,000	1,818,940	2/19/15	10,154	—
Chilean Peso	MSCO	Buy	801,470,000	1,403,134	2/23/15	—	(14,032)
Euro	GSCO	Sell	6,210,000	8,545,892	2/23/15	—	(26,486)
Chilean Peso	JPHQ	Buy	1,128,000,000	1,976,174	2/24/15	—	(21,333)
Japanese Yen	HSBK	Sell	187,760,000	1,840,387	2/24/15	—	(9,175)
Chilean Peso	MSCO	Buy	1,174,700,000	2,048,836	2/25/15	—	(13,272)
Euro	DBAB	Sell	12,097,000	16,586,197	2/25/15	—	(112,741)
Japanese Yen	JPHQ	Sell	187,900,000	1,833,869	2/25/15	—	(17,093)
Chilean Peso	DBAB	Buy	1,047,180,000	1,823,085	2/26/15	—	(8,678)
Euro	BZWS	Sell	4,618,433	6,343,023	2/26/15	—	(32,364)
Euro	SCNY	Sell	8,685,912	11,928,363	2/26/15	—	(61,861)
Japanese Yen	BZWS	Sell	726,500,000	7,103,953	2/26/15	—	(52,715)
Japanese Yen	SCNY	Sell	696,345,000	6,815,019	2/26/15	—	(44,596)
Euro	BOFA	Sell	1,471,272	2,011,670	2/27/15	—	(19,309)
Euro	DBAB	Sell	14,039,070	19,243,353	2/27/15	—	(136,521)
Mexican Peso	CITI	Buy	62,000,000	4,553,634	2/27/15	—	(9,485)
Mexican Peso	MSCO	Buy	117,000,000	8,573,941	2/27/15	1,307	—
Chilean Peso	DBAB	Buy	1,082,945,000	1,869,080	3/03/15	6,336	—
Japanese Yen	JPHQ	Sell	416,700,000	4,092,221	3/03/15	—	(12,863)

Semiannual Report | 21

Templeton Global Income Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

Forward Exchange Contracts (continued)

					Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Date	Appreciation	Depreciation
Japanese Yen	HSBK	Sell	196,900,000	1,929,446	3/04/15	$—	$(10,317)
Unrealized appreciation (depreciation)						9,556,338	(22,068,720)
Net unrealized appreciation (depreciation)							$(12,512,382)

At February 28, 2014, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swaps Contracts

			Counterparty/	Expiration	Notional	Unrealized	Unrealized
Description			Exchange	Date	Amount	Appreciation	Depreciation
OTC Swaps
Receive Floating rate 3-month USD BBA LIBOR Pay
Fixed rate 3.558%			JPHQ	3/04/21	$1,160,000	$—	$(124,259)
Receive Floating rate 3-month USD BBA LIBOR Pay
Fixed rate 3.523%			DBAB	3/28/21	3,970,000	—	(404,420)
Receive Floating rate 3-month USD BBA LIBOR Pay
Fixed rate 4.215%			JPHQ	1/11/41	3,030,000	—	(373,209)
Receive Floating rate 3-month USD BBA LIBOR Pay
Fixed rate 4.347%			CITI	2/25/41	6,980,000	—	(998,002)
Receive Floating rate 3-month USD BBA LIBOR Pay
Fixed rate 4.349%			JPHQ	2/25/41	6,980,000	—	(1,001,418)
Receive Floating rate 3-month USD BBA LIBOR Pay
Fixed rate 4.320%			JPHQ	2/28/41	5,230,000	—	(727,525)
Receive Floating rate 3-month USD BBA LIBOR Pay
Fixed rate 4.299%			JPHQ	3/01/41	1,740,000	—	(268,450)
Net unrealized appreciation (depreciation)							$(3,897,283)

See Abbreviations on page 37.

[a]May be comprised of multiple contracts using the same currency and settlement date.
*In U.S. dollars unless otherwise indicated.

22 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Global Income Fund

Financial Statements

Statement of Assets and Liabilities
February 28, 2014 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$976,414,510
Cost - Sweep Money Fund (Note 7)	79,985,923
Total cost of investments	$1,056,400,433
Value - Unaffiliated issuers	$1,021,244,109
Value - Sweep Money Fund (Note 7)	79,985,923
Total value of investments	1,101,230,032
Cash	115,040
Foreign currency, at value (cost $6,660,156)	6,675,391
Receivables:
Interest	17,728,485
Due from brokers	14,625,000
Unrealized appreciation on forward exchange contracts	9,556,338
Total assets	1,149,930,286
Liabilities:
Payables:
Investment securities purchased	108,145
Management fees	424,594
Administrative fees	106,296
Unrealized depreciation on forward exchange contracts	22,068,720
Unrealized depreciation on OTC swap contracts	3,897,283
Deferred tax	590,372
Accrued expenses and other liabilities	579,398
Total liabilities	27,774,808
Net assets, at value	$1,122,155,478
Net assets consist of:
Paid-in capital	$1,114,225,731
Distributions in excess of net investment income	(26,639,941)
Net unrealized appreciation (depreciation)	28,082,754
Accumulated net realized gain (loss)	6,486,934
Net assets, at value	$1,122,155,478
Shares outstanding	134,144,158
Net asset value per share	$8.37

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 23

Templeton Global Income Fund

Financial Statements (continued)

Statement of Operations
for the six months ended February 28, 2014 (unaudited)

Investment income:
Interest (net of foreign taxes of $567,436)	$26,902,321
Expenses:
Management fees (Note 3a)	2,819,292
Administrative fees (Note 3b)	703,633
Transfer agent fees	103,082
Custodian fees (Note 4)	268,257
Reports to shareholders	55,639
Registration and filing fees	61,384
Professional fees	42,031
Trustees’ fees and expenses	46,233
Other	14,641
Total expenses	4,114,192
Expense reductions (Note 4)	(43)
Net expenses	4,114,149
Net investment income	22,788,172
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	6,481,830
Foreign currency transactions	1,606,731
Swap contracts	(566,085)
Net realized gain (loss)	7,522,476
Net change in unrealized appreciation (depreciation) on:
Investments	33,953,957
Translation of other assets and liabilities denominated in foreign currencies	(5,054,803)
Change in deferred taxes on unrealized appreciation	27,598
Net change in unrealized appreciation (depreciation)	28,926,752
Net realized and unrealized gain (loss)	36,449,228
Net increase (decrease) in net assets resulting from operations	$59,237,400

24 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Global Income Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2014	Year Ended
	(unaudited)	August 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$22,788,172	$51,259,249
Net realized gain (loss) from investments, foreign currency transactions and
swap contracts	7,522,476	48,036,014
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	28,926,752	(57,107,407)
Net increase (decrease) in net assets resulting from operations	59,237,400	42,187,856
Distributions to shareholders from:
Net investment income and net foreign currency gains	(61,250,223)	(96,713,653)
Net realized gains	(442,676)	(38,439,049)
Total distributions to shareholders	(61,692,899)	(135,152,702)
Capital share transactions (Note 2)	—	8,288,993
Net increase (decrease) in net assets	(2,455,499)	(84,675,853)
Net assets:
Beginning of period	1,124,610,977	1,209,286,830
End of period	$1,122,155,478	$1,124,610,977
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$(26,639,941)	$11,822,110

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 25

Templeton Global Income Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities,

26 | Semiannual Report

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the

Semiannual Report | 27

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

 b. Foreign Currency Translation (continued)

U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthi-ness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and

28 | Semiannual Report

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 10 regarding other derivative information.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Semiannual Report | 29

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

30 | Semiannual Report

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued) g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Since the inception of the program, the Fund had repurchased a total of 11,210,400 shares. During the periods ended February 28, 2014 and August 31, 2013, there were no shares repurchased.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

Semiannual Report | 31

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisors based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $200 million
0.500%	Over $200 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $5 billion
0.460%	Over $5 billion, up to and including $10 billion
0.440%	Over $10 billion, up to and including $15 billion
0.420%	Over $15 billion, up to and including $20 billion
0.400%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	In excess of $700 million

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At August 31, 2013, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$314,462
Long term	486,633
Total capital loss carryforwards	$801,095

32 | Semiannual Report

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (continued)

At February 28, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,063,410,494
Unrealized appreciation	$65,800,834
Unrealized depreciation	(27,981,296)
Net unrealized appreciation (depreciation)	$37,819,538

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2014, aggregated $251,700,498 and $221,286,498, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK

At February 28, 2014, the Fund had 14.11% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Semiannual Report | 33

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

10. OTHER DERIVATIVE INFORMATION

At February 28, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Interest rate contracts	Unrealized appreciation on		Unrealized depreciation on
	swap contracts	$—	swap contracts	$3,897,283
Foreign exchange
contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	9,556,338	forward exchange contracts	22,068,720

For the period ended February 28, 2014, the effect of derivative contracts on the Fund’s Statements of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as	Statement of	Gain (Loss)	(Depreciation)
Hedging Instruments	Operations Locations	for the Period	for the Period
Interest rate contracts	Net realized gain (loss) from swap contracts/
Net change in unrealized appreciation
	(depreciation) on investments	$(566,085)	$(723,142)
Foreign exchange contracts	Net realized gain (loss) from foreign currency
transactions/Net change in unrealized
appreciation (depreciation) on translation of
other assets and liabilities denominated in
	foreign currencies	1,601,398	(5,620,175)

For the period ended February 28, 2014, the average month end fair value of derivatives represented 3.73% of average month end net assets. The average month end number of open derivative contracts for the period was 296.

At February 28, 2014, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets
	and Liabilities Presented in the
	Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$9,556,338	$22,068,720
Swap Contracts	—	3,897,283
Total	$9,556,338	$25,966,003

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets &
Liabilities

34 | Semiannual Report

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

10. OTHER DERIVATIVE INFORMATION (continued)

At February 28, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets & Liabilities

	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented	Instruments	Instruments	Cash	Net Amount
	in the Statement of	Available	Collateral	Collateral	(Not less
	Assets & Liabilities	for Offset	Received[a,b]	Received	than zero)
Counterparty
BOFA	$—	$—	$—	$—	$—
BZWS	863,785	(863,785)	—	—	—
CITI	1,230,976	(1,230,976)	—	—	—
DBAB	1,652,047	(1,652,047)	—	—	—
GSCO	55,394	(55,394)	—	—	—
HSBK	3,030,659	(2,349,311)	(681,348)	—	—
JPHQ	2,166,956	(2,166,956)	—	—	—
MSCO	251,890	(251,890)	—	—	—
SCNY	25,771	(25,771)	—	—	—
UBSW	278,860	(278,860)	—	—	—
Total	$9,556,338	$(8,874,990)	$(681,348)	$—	$—

aAt February 28, 2014, the Fund received U.K. Treasury Bonds and U.S. Treasury Notes as collateral for derivatives. bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At February 28, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
	Gross and Net Amounts	Statement of Assets and Liabilities
	of Liabilities	Financial	Financial
	Presented in the	Instruments	Instruments	Cash	Net Amount
	Statement of	Available	Collateral	Collateral	(Not less
	Assets & Liabilities	for Offset	Pledged	Pledged[a]	than zero)
Counterparty
BOFA	$19,309	$—	$—	$—	$19,309
BZWS	2,785,637	(863,785)	—	(730,000)	1,191,852
CITI	2,149,905	(1,230,976)	—	(570,000)	348,929
DBAB	10,013,470	(1,652,047)	—	(8,040,000)	321,423
GSCO	685,012	(55,394)	—	(390,000)	239,618
HSBK	2,349,311	(2,349,311)	—	—	—
JPHQ	5,173,590	(2,166,956)	—	(2,275,000)	731,634
MSCO	1,568,105	(251,890)	—	(1,316,215)	—
SCNY	566,491	(25,771)	—	(320,000)	220,720
UBSW	655,173	(278,860)	—	(376,313)	—
Total	$25,966,003	$(8,874,990)	$—	$(14,017,528)	$3,073,485

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amount(s) to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

Semiannual Report | 35

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 28, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and
Agency Securities[a]	$—	$961,683,049	$—	$961,683,049
Quasi-Sovereign and Corporate
Bonds[a]	—	2,662,370	—	2,662,370
Municipal Bonds	—	774,121	—	774,121
Short Term Investments	79,985,923	56,124,569	—	136,110,492
Total Investments in
Securities	$79,985,923	$1,021,244,109	$—	$1,101,230,032

Forward Exchange Contracts	$—	$9,556,338	$—	$9,556,338
Liabilities:
Swaps Contracts	—	3,897,283	—	3,897,283
Forward Exchange Contracts	—	22,068,720	—	22,068,720

[a]For detailed categories, see the accompanying Statement of Investments.

36 | Semiannual Report

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Counterparty		Currency		Selected Portfolio

BOFA	- Bank of America Corp.	BRL	- Brazilian Real	BHAC - Berkshire Hathaway
BZWS - Barclays Bank PLC		EUR	- Euro		Assurance Corp.
CITI	- Citigroup, N.A.	HUF	- Hungarian Forint	FRN	- Floating Rate Note
DBAB - Deutsche Bank AG		IDR	- Indonesian Rupiah	GO	– General Obligation
GSCO	- Goldman Sachs Group, Inc.	JPY	- Japanese Yen	ID	– Improvement District
HSBK	- HSBC Bank PLC	KRW	- South Korean Won	NATL	– National Public Financial
JPHQ	- JPMorgan Chase N.A.	LKR	- Sri Lankan Rupee		Guarantee Corp.
MSCO	- Morgan Stanley and Co. Inc.	MXN	- Mexican Peso	USD	– Unified/Union School
SCNY	- Standard Chartered Bank	MYR	- Malaysian Ringgit		District
UBSW - UBS AG		PEN	- Peruvian Nuevo Sol
		PHP	- Philippine Peso
		PLN	- Polish Zloty
		SEK	- Swedish Krona
		SGD	- Singapore Dollar

Semiannual Report | 37

Templeton Global Income Fund

Annual Meeting of Shareholders, February 28, 2014 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on February 28, 2014. The purpose of the meeting was to elect five Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2014. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Edith E. Holiday, J. Michael Luttig, Frank A. Olson, Constantine D. Tseretopoulos and Rupert H. Johnson, Jr.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2014. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. Election of five Trustees:

			% of			% of
			Shares			Shares
		% of	Present		% of	Present
		Outstanding	and		Outstanding	and
Term Expiring 2017	For	Shares	Voting	Withheld	Shares	Voting
Edith E. Holiday	113,238,256	84.42%	97.68%	2,687,424	2.00%	2.32%
J. Michael Luttig	113,396,343	84.53%	97.82%	2,529,337	1.89%	2.18%
Frank A. Olson	112,915,451	84.18%	97.40%	3,010,230	2.24%	2.60%
Constantine D.
Tseretopoulos	113,212,224	84.40%	97.66%	2,713,457	2.02%	2.34%
Term Expiring 2016
Rupert H. Johnson, Jr.	113,273,094	84.44%	97.71%	2,652,587	1.98%	2.29%

There were approximately 500 uncast votes received with respect to this item.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2014:

			% of
			Shares
		% of	Present
		Outstanding	and
	Shares Voted	Shares	Voting
For	114,008,690	84.99%	98.34%
Against	818,234	0.61%	0.71%
Abstain	1,099,257	0.82%	0.95%
Total	115,926,181	86.42%	100.00%

*Harris J. Ashton, Ann Torre Bates, Frank J. Crothers, Gregory E. Johnson, David W. Niemiec, Larry D. Thompson and Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

38 | Semiannual Report

Templeton Global Income Fund

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account. Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX, 77842-3170, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to Computershare Trust Company, N.A. (formerly, The Bank of New York Mellon) (the “Plan Administrator”) and sent to Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX, 77842-3170, Attention: Templeton Global Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX, 77842-3170. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

Semiannual Report | 39

Templeton Global Income Fund

Transfer Agent

Computershare Shareowner Services, LLC
P.O. Box 30170
College Station, TX 77842-3170

Overnight Address:
211 Quality Circle, Suite 210,
College Station, TX 77845

(800) 416-5585
www.computershare.com/investor

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.computershare.com/investor or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at Computershare Shareowner Services, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book-entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact Computershare Shareowner Services, LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol “GIM.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

40 | Semiannual Report

Templeton Global Income Fund

Shareholder Information (continued)

For current information about distributions and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line with the Investor ServiceDirect™ website. For information go to Computershare Shareowner Services, LLC’s web site at www.computershare.com/investor and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

Semiannual Report | 41

Templeton Global Income Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer–Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer–Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed annually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2013. Additionally, the Fund expects to file, on or about April 29, 2014, such certifications with its Form N-CSRS for the six months ended February 28, 2014.

42 | Semiannual Report

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Semiannual Report
TEMPLETON GLOBAL INCOME FUND

Investment Manager
Franklin Advisers, Inc.

Transfer Agent
Computershare Shareowner Services, LLC
P.O. Box 30170
College Station, TX 77842-3170
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578
www.computershare.com/investor

Fund Information
(800) DIAL BEN®/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such loss-
es by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved. TLGIM S 04/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants

Members of the Audit Committee are:  Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles   The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.  The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.   A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.  The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.  The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues.  The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance.  Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; and (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 25, 2014

By /s/ MARK H. OTANI

      Mark H. Otani

      Chief Financial Officer and Chief Accounting Officer

Date  April 25, 2014